[FORM OF SENIOR SECURED NOTE]

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES. SENIOR SECURED NOTE

$________________                                             New York, New York
                                                              April 2, 2004

      FOR VALUE RECEIVED, the undersigned, Cadence Resources Corporation, a Utah corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ____________________________ (the "Lender"), (i) the principal amount of
_______________ United States Dollars ($___________) (the "Original Principal Amount", as may be reduced from time to time as a result of prepayments made in accordance with the terms of this Senior Secured Note, the "Principal Amount"), on March 31, 2006 (the "Maturity Date"), and (ii) interest on the Principal Amount at the Interest Rate (as defined below) from the date hereof (the "Issuance Date") through and including the Maturity Date, whether or not such Principal Amount remains outstanding on the Maturity Date, payable quarterly on the last day of each Calendar Quarter during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an "Interest Date") with the first Interest Date being June 30, 2004. For purposes of this Senior Secured Note, "Interest Rate" shall mean the rate of 10% per annum; provided, that so long as the Borrower is in breach of Section 4.12(b) of the Securities Purchase Agreement (as defined below), such rate shall equal 15% per annum. For purposes of this Senior Secured Note, "Calendar Quarter" shall mean each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

This Senior Secured Note (including all Senior Secured Notes issued in exchange, transfer or replacement hereof, this "Note") is one of an issue of senior secured notes issued pursuant to the Securities Purchase Agreement (as defined below) (collectively, the "Notes" and such other senior secured notes, the "Other Notes"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such term in the Securities Purchase Agreement by and among the Borrower and the buyers referred to therein dated as of the Issuance Date (the "Securities Purchase Agreement").

      Any Principal Amount or interest hereunder that is not paid when due (whether upon an Interest Date, the Maturity Date, a Mandatory Prepayment Date (as defined herein), prepayment, acceleration or otherwise) shall bear interest from the day when due until such amount is paid in full, payable on demand, at the rate of 18% per annum (the "Default Rate"). All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed. Notwithstanding any other provision of this Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law.

      All payments made to the Lender on account of any Principal Amount shall be noted by the Lender on the schedule that is attached hereto and hereby made a part hereof; provided, however, that any error or omission by the Lender in this regard shall not affect the obligation of the Borrower to pay the full amount of the Principal Amount and interest on this Note.

      If any amount payable hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

      Both the Principal Amount and interest are payable in lawful money of the United States and in immediately available funds at such place as the Lender shall designate in writing to the Borrower.

      The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay all or any portion of the Principal Amount of this Note provided, that, (i) other than in connection with the required prepayments pursuant to the immediately following paragraph, the Borrower, in connection with such prepayment, shall pay all amounts of interest that would be due to the Lender on such prepaid Principal Amount through the Maturity Date had the Borrower not prepaid this Note, and (ii) the Borrower makes the prepayments in the same proportion and manner pursuant to each of the Other Notes.

      On each of September 30, 2005 and December 31, 2005 (each, a "Mandatory Prepayment Date"), the Borrower shall prepay to the Lender (and the lenders under the Other Notes) ten percent (10%) of the Original Principal Amount of this Note plus accrued and unpaid interest on such principal amount (and takes similar action as to the Other Notes); provided that the Borrower shall not be required to make a prepayment on such Mandatory Prepayment Date if the Weighted Average Price (as defined below) of the Common Stock is more than $5.00 (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Issuance Date) on each of the twenty Trading Days immediately preceding such the applicable Mandatory Prepayment Date.

      For purposes of this Note, "Weighted Average Price" means, as of any date, the dollar volume-weighted average price for the Common Stock on the Trading Market (as defined in the Securities Purchase Agreement) during the period beginning at 9:30:01 a.m., New York City Time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the Trading Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the Trading Market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Weighted Average Price of the Common Stock on such date shall be the fair market value as mutually reasonably determined by the Borrower and the Lender. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

      So long as any Principal Amount or interest shall remain unpaid, the Borrower shall not, and shall not permit any of its Subsidiaries, unless the Lender shall otherwise consent in writing, to:

            (a) Merge or consolidate with any Person.

            (b) Sell, convey, transfer, lease or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person or, or abandon all or substantially all of its assets.

            (c) Directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness not in existence as of the date hereof as set forth on Annex I hereto or permit any of its Subsidiaries, directly or indirectly, to incur or guarantee, assume or suffer to exist any Indebtedness not in existence as of the date hereof as set forth on Annex I hereto.

      If any of the following shall occur (each, a "Default"): (a) the Borrower shall fail to pay any Principal Amount of or interest on this Note or any Other Note when due (whether upon an Interest Date, a Mandatory Prepayment Datethe Maturity Date, prepayment, acceleration or otherwise); (b) any representation or warranty made by Borrower in any Transaction Document shall have been incorrect when made; or (c) the Borrower shall be in breach of or fail to perform or observe any term, covenant or agreement contained in any Transaction Document
(other than a failure under Section 4.12(b) of the Securities Purchase Agreement); (d) the Borrower is in breach of Section 4.12(b) of the Securities Purchase Agreement as of the 6 month anniversary of the Issuance Date; (e) the Borrower shall fail to pay any Indebtedness, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (f) one or more judgments or orders for the payment of money exceeding any applicable insurance coverage by more than $100,000 in the aggregate shall be rendered against the Borrower or any of its subsidiaries, and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
(g) shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such person or entity seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such person or entity or for any substantial part of its property; or the Borrower or any of its subsidiaries shall take any action to authorize or effect any of the actions set forth above in this clause (g); or (h) any provision of any Transaction Document shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by the Borrower, or a proceeding shall be commenced by the Borrower seeking to establish the invalidity or unenforceability thereof, or the Borrower shall deny that it has any liability or obligation hereunder or thereunder; or (i) the Security Agreement shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority lien on or security interest in any of the collateral purported to be covered thereby; or (i) a material adverse change in the condition or operations, financial or otherwise, of the Borrower or any of its subsidiaries, as determined by the Lender in its sole discretion, shall occur and written notice thereof shall have been given to the Borrower by the Lender;

then (i) in connection with a Default pursuant to the foregoing clause (g), the outstanding Principal Amount of this Note and all other amounts due hereunder, including, without limitation, any interest owing through the Maturity Date, shall be immediately due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived,
(ii) the Lender may declare the outstanding Principal Amount of this Note and all other amounts due hereunder, including, without limitation, any interest owing through the Maturity Date, to be immediately due and payable, whereupon the outstanding principal amount of this Note and all such other amounts shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (iii) the Lender may exercise any and all of its other rights under applicable law, hereunder and under the Security Agreement.

      This Note shall be senior to all other Indebtedness of the Company and its Subsidiaries.

      The Borrower hereby indemnifies and holds harmless the Lender and its members, officers, employees, partners, agents, affiliates and advisors and each of their respective directors, officers, employees, agents and advisors (each, an "Indemnified Party") from and against any and all actions, claims, damages, losses, liabilities, fines, penalties, costs and expenses of any kind (including, without limitation, counsel fees and disbursements in connection with any subpoena, investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto) which may be incurred by the Indemnified Party or which may be claimed against the Indemnified Party by any Person by reason of or in connection with the execution, delivery or performance of, or any transaction contemplated by, or action taken or omitted to be taken by the Lender under, this Note. The indemnification required hereunder shall be made by periodic payments to the Lender of the amount thereof during the course of the investigation or defense, as and when bills are received or indemnified damages are incurred. Nothing in this paragraph is intended to limit the Borrower's obligations contained in this Note. Without prejudice to the survival of any other obligation of the Borrower hereunder, the indemnities and obligations of the Borrower contained in this paragraph shall survive the payment in full of all obligations.

      All payments made by the Borrower hereunder will be made without setoff, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholding, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the overall net income of the Lender (such non-excluded taxes are hereinafter collectively referred to as the "Taxes"). If the Borrower shall be required by law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lender pursuant to this sentence) the Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Tax is payable by the Borrower, as promptly as possible thereafter the Borrower shall send the Lender an official receipt showing payment. In addition, the Borrower agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Note or any other Document (hereinafter referred to as "Other Taxes"). The Borrower will indemnify the Lender for the full amount of Taxes or Other Taxes (including, any Taxes or Other Taxes on amounts payable to the Lender under this paragraph) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, upon written demand by the Lender therefor.

      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally;
(ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

      No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees and expenses of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note, and (iii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

      The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and
(iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court.

      This Note is secured by, and entitled to the benefits of, the Security Agreement.

      This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

      THE BORROWER AND THE LENDER (BY ITS ACCEPTANCE HEREOF) MUTUALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

                                          CADENCE  RESOURCES  CORPORATION

                                          By:_______________________
                                             Name:
                                             Title:

                                          Address:
                                             6 East Rose Street
                                             Walla Walla, Washington 99362

                                             Attention: Howard Crosby, President
                                             Telephone:  (509) 526-3491
                                             Facsimile:  (509) 526-3492

                                    SCHEDULE
                                    ========

                         LOAN AND REPAYMENT OF PRINCIPAL
--------------------------------------------------------------------------------
                        Principal
       Amount            Paid or          Principal         Notation
      of Loan            Prepaid           Balance           Made By      Date
--------------------------------------------------------------------------------
                            -
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                                       8

                                     ANNEX I
                                     -------

The Company has the following indebtedness, which indebtedness shall be paid in full within 5 business days of the Issuance Date.


Date        Maker           Relation       Amount       Interest   Due Date
                            to Company                  Rate
--------------------------------------------------------------------------------
2-13-2004   H Crosby        President      $250,000     12%        12-31-2004
--------------------------------------------------------------------------------
2-15-2004   G Dehekker      Director       $75,000      12%        12-31-2004
--------------------------------------------------------------------------------
2-15-2004   K Stulp         Director       $20,000      12%        12-31-2004
--------------------------------------------------------------------------------
3-01-2004   Dotson Ex.      Affiliate      $50,000      12%        12-31-2004
--------------------------------------------------------------------------------
3-01-2004   W. Herron       None           $15,000      12%        12-31-2004
--------------------------------------------------------------------------------
3-30-2004   Ruth Low        None           $300,000     0%         4-2-2004
--------------------------------------------------------------------------------
3-30-2004   Nathan A. Low   Affiliate      $250,000     0%         4-2-2004
            Roth IRA
--------------------------------------------------------------------------------
3-30-2004   Lisa Low as     None           $450,000     0%         4-2-2004
            Custodian for
            Gabriel S.
            Low UNYGMA
--------------------------------------------------------------------------------